UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 15, 2016

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2016, George R. Cattermole, a member of the Board of Directors (the “Board”) of Charles & Colvard, Ltd. (the “Company”), notified the Company that he is retiring and will not stand for re-election to the Board at the Company’s upcoming Annual Meeting of Shareholders. Mr. Cattermole will continue to serve on the Board until the Company’s Annual Meeting of Shareholders in May. Mr. Cattermole’s decision not to stand for re-election was not the result of any disagreement with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

March 21, 2016	By:	/s/ Kyle Macemore
Kyle Macemore Senior Vice President and Chief Financial Officer